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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                 FORM 8-A/A
                              (Amendment No. 1)

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                             TIB FINANCIAL CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



               Florida                                    65-0655973
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(State of incorporation or organization)                (IRS Employer
                                                      Identification No.)

       99451 Overseas Highway
          Key Largo, Florida                                33037
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(Address of principal executive offices)                  (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                                Name of each exchange on which
Title of each class to be so registered         each class is to be registered
---------------------------------------         ------------------------------

None                                            None


Securities to be registered pursuant to Section 12(g) of the Act:


                   Common Stock, $0.10 par value per share
--------------------------------------------------------------------------------
                               (Title of Class)







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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  April 1, 1997                      TIB FINANCIAL CORP.
                                          (Registrant)



                                          By:     /s/ Edward V. Lett
                                                  -----------------------------
                                                  Edward V. Lett, President and
                                                  Chief Executive Officer
                                                  (Principal Executive and
                                                   Financial Officer)
























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